SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 25, 2003


                              BMW FS SECURITIES LLC
                         BMW VEHICLE OWNER TRUST 2003-A
--------------------------------------------------------------------------------
                           (EXACT NAME OF REGISTRANT)


         DELAWARE                 333-103795                   22-3784653
         DELAWARE                    N/A
  ----------------------    ----------------------     -------------------------
 (STATE OF INCORPORATION)   (COMMISSION FILE NO.)             (IRS EMPLOYER
                                                              IDENTIFICATION
                                                                NUMBER)


                             300 CHESTNUT RIDGE ROAD
                            WOODCLIFF LAKE, NJ 07677
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



                                 (201) 307-4000
                    ----------------------------------------
                         (REGISTRANT'S TELEPHONE NUMBER)

Item 7. Financial Statements and Exhibits.
        ---------------------------------


(c)      Exhibit.
         -------

Exhibit 99.1   --    Servicer Report for BMW Vehicle Lease Trust 2003-A for the
                     Distribution Date November 25, 2003.


















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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                         BMW Vehicle Lease Trust 2003-A
                                         BMW FS Securities LLC




Date: November 25, 2003                 By:    /s/ Gerald Holzmann
                                             -------------------------------
                                             Gerald Holzmann
                                             Authorized Signatory







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
                              EXHIBIT INDEX

Exhibit No.                 Description
-----------                 -----------

99.1            --          Servicer Report for BMW Veichle Lease Trust 2003-A
                            for the Distribution Date November 25, 2003.














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